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                                                                   Exhibit 99.2

                 Certification of the Chief Financial Officer
                      Pursuant to 18 U.S.C. Section 1350,
     As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

   In connection with the Quarterly Report of Accenture Ltd (the "Company") on Form 10-Q/A for the quarterly period ended May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harry
L. You, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
(S) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /S/  HARRY L. YOU
                                         --------------------------------------
                                          Harry L. You
                                          Chief Financial Officer
                                          Dated: October 30, 2002